CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2017
CASH AND CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS

18 CASH AND CASH EQUIVALENTS

        Cash and cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other purposes. Cash and cash equivalents are comprised of cash at bank and on hand and highly liquid investments that are readily convertible to known amounts of cash, are subject to only an insignificant risk of changes in value and have an original maturity of less than three months.

        Cash and cash equivalents consisted of the following items as of December 31:

	2017	2016
Cash at banks and on hand	840	1,707
Short-term deposits with original maturity of less than three months	464	1,235

Total cash and cash equivalents	1,304	2,942

        Cash at bank earns interest at floating rates based on bank deposit rates. Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the Company, and earn interest at the respective short-term deposit rates.

        As of December 31, 2017, there were no restricted cash and cash equivalent balances.

        As of December 31, 2016, cash balances in Uzbekistan and Ukraine of US$347 and US$3, respectively, were restricted due to local government or central bank regulations and were therefore unable to be repatriated. In addition, short-term and long-term deposits at financial institutions in Uzbekistan of US$372 as of December 31, 2016 were also subject to the same restrictions.

        Cash balances as of December 31, 2017 include investments in money market funds of US$91 (2016: US$578).